EXHIBIT 10.13(iv)

                    GEORGIA-PACIFIC CORPORATION/TIMBER GROUP
                          1997 LONG-TERM INCENTIVE PLAN

                         EMPLOYEE STOCK OPTION AGREEMENT


                -----------------------------------------------------
                Optionee:                       [First Middle Last]
                Total Shares Under Option:      [  ] shares
                Option Price:                   $22.50 per share
                Grant Date:                     January 21, 2000
                -----------------------------------------------------

THIS AGREEMENT, dated as of the Grant Date stated above, by and between Georgia-Pacific Corporation and the Optionee:

                              W I T N E S S E T H:
                              -------------------

       WHEREAS, Georgia-Pacific Corporation wishes to give the Optionee an opportunity to acquire or enlarge the Optionee's equity ownership in Georgia-Pacific Corporation for purposes of augmenting the Optionee's proprietary interest in the success of Georgia-Pacific Corporation and, in particular, its business unit known as The Timber Company;

         WHEREAS, the options described in this Agreement have been granted pursuant to, and are governed by, the Plan;

         NOW, THEREFORE, Georgia-Pacific Corporation and the Optionee hereby agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall be defined as follows:

         (a) Agent means First Chicago Trust or any other entity designated by the Plan Administrator to act as its administrative service provider.

         (b) Board of Directors means the Board of Directors of Georgia-Pacific Corporation.

         (c)      Cause means any of the actions or omissions specified in
                  Section 2(d) of the Plan.

         (d) Change of Control has the meanings specified in Section 11(b) of the Plan.

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         (e)      Code means the Internal Revenue Code of 1986, as amended from time to time, or any statute which is a successor or replacement for such statute, and the regulations promulgated thereunder.

         (f) Corporation means Georgia-Pacific Corporation, its successors and assigns, and any other corporation in an unbroken chain of corporations beginning with Georgia-Pacific Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (g) Committee means the Compensation Committee of the Board of Directors, or a subcommittee of such Committee, as the same may be constituted from time to time.

         (h) Disability means "total disability" as defined under the long-term disability program of the Georgia-Pacific Corporation Salaried Employees Long-Term Disability Plan (whether or not the Optionee is covered under such program).


         (i) Disability Retirement Date means the later of (i) the day the Optionee's employment with the Corporation ends after the maximum period during which salary continuation benefits from the Corporation because of illness or injury are authorized in accordance with its then-current medical leave policy, but only if the Optionee's Disability continues through that date, or (ii) the day the Optionee's employment with the Corporation ends after the last day of a personal leave of absence immediately following such period of salary continuation, provided, that the Optionee has a Disability on such date. If the Optionee is involuntarily terminated because of job elimination or facility closure (or other reason approved by the Plan Administrator) while on a paid medical leave based on a Disability or during a personal leave of absence immediately following such medical leave, the Optionee will have a Disability Retirement Date on the last day of the maximum period during which salary continuation benefits from the Corporation because of illness or injury would have been authorized in accordance with its then-current medical leave policy if he had not been terminated (in the case of termination during a medical leave) or on the date of termination (in the case of termination during the personal leave of absence), provided that he still has a Disability on such date.

         (j) Early Retirement Date means the Optionee's last day of active employment by the Corporation after having attained at least age 55 (but not age 62) and having accrued at least 10 years of service for vesting purposes as determined in accordance with the provisions of the Georgia-Pacific Corporation Savings and Capital Growth Plan (or any successor tax-qualified retirement plan maintained for salaried employees of the Corporation).

         (k) Exercise Amount means the sum of (a) the Option Price multiplied by the number of vested options being exercised plus (b) an amount sufficient to pay all applicable FICA and withholding taxes on (i) the value of any dividend equivalents, and (ii) the difference between the Fair Market Value of Timber Group Stock for which the vested options are being exercised (determined as of the exercise date) and their Option Price, as calculated by the Plan Administrator or the Agent, if any.

         (l) Expiration Date means the tenth anniversary of the Grant Date, unless an earlier Expiration Date is established by operation of Section 5 of this Agreement.

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         (m)      Fair Market Value is the mean between the high and low sales prices of a share of Timber Group Stock on a particular date, as reported in The Wall Street Journal, New York Stock Exchange - Composite Transactions, or as reported in any successor quotation system adopted prospectively for this purpose by the Plan Administrator in its discretion. If the date of determination is not a trading date on the New York Stock Exchange, Fair Market Value shall be determined using the high and low sales prices of a share of Timber Group Stock on the next preceding trading date. The Fair Market Value of Timber Group Stock shall be rounded to the nearest whole cent (with 0.5 cent being rounded to the next higher whole cent).

         (n) Grant Date means the date set forth on the first page of this Agreement, upon which the options described in this Agreement were granted to the Optionee.

         (o) Normal Retirement Date means the Optionee's last day of active employment by the Corporation after having attained (i) at least age 62 (but not age 65) and at least 10 years of service for vesting purposes as determined in accordance with the provisions of the Georgia-Pacific Corporation Savings and Capital Growth Plan (or any successor tax-qualified retirement plan maintained for salaried employees of the Corporation) or
                  (ii) at least age 65.

         (p) Option Price means the price per share set forth on the first page of this Agreement.

         (q) Optionee means the employee of the Corporation named on the first page of this Agreement.

         (r) Plan means the Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, as adopted by the Board of Directors on September 17, 1997, and approved by the Corporation's shareholders on December 16, 1997, and as amended from time to time.

         (s) Plan Administrator means the Committee, provided, however, that to the extent permitted by the Plan and authorized by the Committee, the Chief Executive Officer of the Georgia-Pacific Corporation may act on behalf of the Committee in executing the duties and responsibilities of the Plan Administrator.

         (t) Representative means, in the event of the Optionee's Disability, his duly authorized legal guardian or representative; or, in the event of the Optionee's death, his estate, personal representative, or beneficiary as designated pursuant to Section 6(e).

         (u) Timber Group Stock means the class of the Corporation's common stock, par value $0.80 per share, which has been designated by the Corporation as the Georgia-Pacific Corporation--Timber Group Common Stock.

         (v) Total Shares Under Option means the number of options granted to the Optionee as set forth on the first page of this Agreement.

         (w) Vesting Date means any one of the dates upon which options granted to the Optionee under this Agreement become exercisable in accordance with this Agreement.

2. Option Grant. Subject to the terms and conditions of this Agreement, the Corporation hereby grants an option to the Optionee to purchase from the Corporation, at the

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         Option Price, the number of shares of Timber Group Stock equal to the
         Total Shares Under Option. This option includes the right, upon exercise of such option, to receive a dividend equivalent in the form of additional shares of Timber Group Stock equal to 50% of the value of the dividends declared and paid on the Total Shares Under Option from the Grant Date through the exercise date.

3.       Vesting.

         (a) Regular Vesting. Except as stated in Sections 3(b) and 3(c) of this Agreement, the Optionee shall become vested in a percentage of the Total Shares Under Option in accordance with the following schedule:


         ----------------------------------- ----------------------------
                VESTING DATE                   PERCENTAGE OF TOTAL SHARES
                                                       UNDER OPTION
         ----------------------------------- ----------------------------
         First anniversary of Grant Date                    34%
         ----------------------------------- ----------------------------
         Second anniversary of Grant Date                   33%
         ----------------------------------- ----------------------------
         Third anniversary of Grant Date                    33%
         ----------------------------------- ----------------------------

The number of options granted to the Optionee under this Agreement which become vested on a Vesting Date in accordance with the above schedule will be determined by multiplying the Total Shares Under Option by the percentage specified in the above schedule, and then rounding the resulting number up to the nearest whole number, provided that the aggregate number of the Optionee's vested options under this Agreement shall not exceed the Total Shares Under Option.

         (b) Accelerated Vesting. Notwithstanding the vesting schedule specified in Section 3(a) of this Agreement, the Total Shares Under Option shall become 100% vested upon the earliest to occur of the following Vesting Dates:


                  (i)      the Optionee's Normal Retirement Date;

                  (ii)     the Optionee's Disability Retirement Date;

                  (iii) the date of the Optionee's death prior to his termination of employment from the Corporation;

                  (iv)     the date of a Change of Control; or

                  (v) subject to the approval of the Plan Administrator, the Optionee's Early Retirement

                                      -4-
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                           Date or the date of the Optionee's involuntary
                           termination of employment from the Corporation, in either case due to (A) job elimination, (B) plant closure, or (C) such other reason as may be specifically approved by the Plan Administrator.

If more than one of the accelerated vesting rules specified in this Section 3(b) can apply to the Optionee, the Optionee may elect in writing which vesting rule will apply. The vesting rule elected by the Optionee will determine the Expiration Date for the options affected by such accelerated vesting. If the Optionee fails to make such an election within 30 days after being notified by the Plan Administrator, the Optionee will be deemed to have elected the available accelerated vesting rule which, first, vests the most options in the Optionee or, second (if each accelerated vesting rule vests the same number of options), provides the longest exercise period. Notwithstanding anything in this Agreement to the contrary, except as otherwise provided in this Agreement in the case of a Disability Retirement Date which occurs after Optionee's termination of employment with the Company, no Vesting Date will occur - and no options may vest - following termination of employment with the Company.

         (c) Termination for Cause. Notwithstanding anything in this Agreement to the contrary, if the Corporation terminates the Optionee's employment for Cause prior to a Change of Control, this Agreement shall be terminated and all options granted to the Optionee under this Agreement shall be forfeited, regardless of whether a Vesting Date has occurred on or before such termination date, unless and to the extent that the Plan Administrator determines that such forfeiture would violate applicable law.

4.       Exercise of Options.

         (a) General. Except as otherwise specified by the Plan Administrator in accordance with Sections 4(d) and 4(e), the Optionee (or his Representative, as the case may be) may exercise the options granted under the Agreement, in whole or in part, at any time on or after the Vesting Date for such options and prior to their Expiration Date, by complying with the procedures described in this Section 4. The Optionee shall forfeit all rights to any option under this Agreement, whether or not then vested, which is not exercised prior to its Expiration Date.

         (b) Exercise Procedure. The Optionee or his Representative (if applicable) may exercise all or a portion of his vested options under this Agreement by delivering notice to the Agent, or by complying with any alternative procedure which may be authorized by the Plan Administrator from time to time. The notice to the Agent shall specify the number of shares of Timber Group Stock that the Optionee desires to purchase by exercise of his vested options, and shall include payment for the Exercise Amount of such shares in one of the following ways:


                  (i) The Optionee may tender payment of the Exercise Amount on the date of exercise in the form of cash, certified check, bank draft, or postal or express money order made payable to the order of the Corporation and denominated in U.S. dollars; or

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                  (ii)     The Optionee may tender payment of the Exercise
                           Amount on the date of exercise in the form of shares of Timber Group Stock having a Fair Market Value on the date of exercise equal to the Exercise Amount, if such shares were acquired upon exercise of an option, they must have been held by the Optionee for at least six months at the time of tender; or

                  (iii) The Optionee may tender payment of the Exercise Amount on the date of exercise in a combination of
                           (A) shares of Timber Group Stock (subject to the holding period described in paragraph (ii) above); and (B) cash, certified check, bank draft, or postal or express money order made payable to the order of the Corporation and denominated in U.S. dollars, equal to the difference between the Exercise Amount and the Fair Market Value of the tendered shares of Timber Group Stock on the date of exercise; or

                  (iv) The Optionee may initiate a cashless exercise in accordance with procedures promulgated by the Plan Administrator or the Agent, if any.

                  (v) The Optionee may tender payment of the Exercise Amount on the date of exercise in accordance with such other method as the Plan Administrator shall authorize.


Within 30 days after the date of such exercise, the Agent shall make available to the Optionee a certificate registered in the Optionee's name or a book entry in a depository institution for the Optionee's account, representing the aggregate number of shares of Timber Group Stock purchased by the Optionee as a result of such exercise.

         (c)      Exercise of Options Following Optionee's Disability or Death.

                  (i) Optionee's Disability. If the Optionee's Disability occurs during a period in which he may exercise options under this Agreement, the Optionee or, if applicable, the Optionee's Representative may exercise the options before their Expiration Date with respect to any or all of the Total Shares Under Option which are available for purchase under this Agreement by the Optionee on his Disability Retirement Date (taking into account the accelerated vesting provisions of Section 3(b)) and which had not been purchased by him prior to such date.

                  (ii) Optionee's Death. If the Optionee's death occurs during a period in which he may exercise options under this Agreement, the Optionee's Representative may exercise the options before their Expiration Date with respect to any or all of the Total Shares Under Option which are available for purchase under this Agreement by the Optionee on the date of his death (taking into account the accelerated vesting provisions of Section 3(b)) and which had not been purchased by him prior to his death.

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         (d)      Exercise of Options During Leave of Absence. Notwithstanding
                  any provision of this Agreement to the contrary, if the Optionee is on a leave of absence or is absent on military or government service at any time on or after the Grant Date and prior to the Expiration Date, the Optionee may not exercise any part of the Total Shares Under Option prior to the date the Optionee returns to active employment with the Corporation, and vesting of any options under this Agreement which would normally vest on a date during the absence shall be postponed until the Optionee returns to active work at the end of the absence (in which case, the date of return to active employment shall be a Vesting Date). The provisions of this subsection (d) shall not affect any of Optionee's rights in the event of his death, Disability, Early Retirement or Normal Retirement or in the event of a Change of Control occurring during such an absence.

         (e) Deferral of Exercise or Delivery of Shares. Notwithstanding any provision in this Agreement to the contrary, if any law or regulation of any governmental authority having jurisdiction in the matter requires the Corporation, Plan Administrator, Agent, Optionee, or Representative to take any action or refrain from action in connection with the exercise of any option under this Agreement or the delivery of shares of Timber Group Stock to the Optionee, or to delay such exercise or delivery, then the exercise or delivery of such shares shall be deferred until such action has been taken or such restriction on action has been removed.

5. Special Rules Governing the Expiration Date. The Expiration Date for options granted to the Optionee under this Agreement shall be subject to the following special rules:

         (a) Termination of Employment. If the Optionee voluntarily or involuntarily terminates employment with the Corporation (for reasons other than death, Change of Control or having reached his Normal Retirement Date, Early Retirement Date or Disability Retirement Date), the Expiration Date for exercising any options under this Agreement which were vested as of his date of termination shall be the 90th day after the date of such termination; provided that if the Optionee has a Disability or dies, or a Change of Control occurs, prior to such 90th day, the Expiration Date for the Optionee's options under this Agreement which were vested as of his date of termination shall be the Expiration Date applicable to such Disability (subject to the rules stated in Section 5(d)), death, or Change of Control, whichever is applicable.

         (b) Normal Retirement. If the Optionee terminates employment with the Corporation on his Normal Retirement Date, the Expiration Date for exercising his vested options under this Agreement shall be the last day of the 60th month after the end of the month in which the Optionee's Normal Retirement Date occurs.

         (c) Early Retirement. If the Optionee terminates employment with the Corporation on his Early Retirement Date, the Expiration Date for exercising his vested options under this Agreement shall be the last day of the 60th month after the end of the month in which the Optionee's Early Retirement Date occurs.

         (d) Disability or Disability Retirement. If the Optionee terminates employment with the Corporation on his Disability Retirement Date, the Expiration Date for exercising his vested options under this Agreement shall be the last day of the 36th month after the end of the month in which the Optionee's Disability Retirement Date occurs. If the Optionee has a Disability before the 90th day after terminating employment with the Corporation (for reasons other than having reached his Normal Retirement Date, Early Retirement Date, or Disability Retirement Date) and such Disability continues through the end of the initial 90-day period, the Expiration Date for exercising his vested options under this Agreement shall be the last day of the 36th month after the end of the month in which the Optionee's Disability occurs.

         (e) Optionee's Death. If the Optionee dies while actively employed by the Corporation or prior to the 90th day after the Optionee's termination of employment with the Corporation (for reasons other than having reached his Normal Retirement Date, Early Retirement Date, or Disability Retirement Date), the Expiration Date for exercising his vested options under this Agreement shall be the last day of the 36th month after the end of the month in which the Optionee's death occurs.

         (f) Change of Control. The Expiration Date for all of the Optionee's vested options shall be the tenth anniversary of the Grant Date if a Change of Control takes place (i) while the Optionee is actively employed by the Corporation; (ii) prior to the 90th day after the Optionee terminates employment with the Corporation; or (iii) prior to the 90th day after the Optionee terminates his employment with the Corporation on his Normal Retirement Date, Early Retirement Date, Disability Retirement Date or date of death.

         (g)      Maximum Expiration Date. Notwithstanding any provision in
                  Section 5 of the Agreement to the contrary, no Expiration Date may extend beyond the tenth anniversary of the Grant Date.

         (h) Termination Date. The Optionee's date of termination of employment from the Corporation shall be deemed for purposes of this Agreement to be the later of (i) his last day of active work for the Corporation or (ii) his last day on the active employee payroll of the Corporation, provided, however, that for all purposes of this Agreement, the Optionee shall be deemed actively at work during any period the Optionee is on approved paid medical leave.

6. General Provisions. The Optionee acknowledges that he has read, understands and agrees with all of the provisions in this Agreement and the Plan, including (but not limited to) the following:

         (a) Authority of Plan Administrator. The Plan Administrator shall have the authority to administer the Agreement and the Plan; to make all determinations with respect to the construction and application of the Agreement, the Plan, and the resolutions of the Board of Directors establishing the Plan; to adopt and revise rules relating to the Agreement and the Plan; to hire the Agent with respect to its administrative responsibilities under the Agreement and the Plan; and to make other determinations which it believes are necessary or advisable for the administration of the Agreement and the Plan. Any dispute or disagreement which arises under this Agreement or the Plan shall be resolved by the Plan Administrator in its absolute discretion. Any such determination, interpretation, resolution, or other action by the Plan Administrator shall be final, binding and conclusive with respect to the Optionee and all other persons affected thereby.

         (b) Notices. Any notice which is required or permitted under this Agreement shall be in writing (unless otherwise specified in the Agreement or in a writing from the Corporation or the Agent to the Optionee), and delivered personally or by mail, postage prepaid, addressed as follows: (i) if to the Corporation or the Agent, at l33 Peachtree Street, N.E., Atlanta, Georgia 30303, Attention: Compensation Department, or at such other address as the Corporation or the Agent by notice to the Optionee may have designated from time to time;
                  (ii) if to the Optionee, at the address indicated in the Optionee's then-current personnel records, or at such other address as the Optionee by notice to the Corporation may have designated from time to time. Such notice shall be deemed given upon receipt.

         (c) Taxation. The Optionee shall be responsible for all applicable withholding taxes and the employee share of FICA taxes with respect to compensation income generated upon the exercise or surrender of his vested options under this Agreement.

         (d) Nontransferability. This Agreement and the options granted to the Optionee hereto shall be nontransferable and shall not be sold, hypothecated or otherwise assigned or conveyed by the Optionee to any other person, except as specifically permitted in this Agreement. No assignment or transfer of this Agreement or the rights represented thereby, whether voluntary or involuntary, or by operation of law or otherwise, shall vest in the assignee or transferee any interest or right whatsoever, except as specifically permitted in this Agreement. The Agreement shall terminate, and be of no force or effect, immediately upon any attempt to assign or transfer the Agreement or any of the options to which the Agreement applies.

         (e) Designation of Beneficiary. The Optionee may designate a person or persons to receive, in the event of his death, any rights to which he would be entitled under this Agreement. Such a designation shall be filed with the Agent in accordance with uniform procedures specified by the Plan Administrator. The Optionee may change or revoke a beneficiary designation at any time by filing a written statement of such change or revocation with the Agent in accordance with uniform procedures specified by the Plan Administrator. No beneficiary designation or change of beneficiary designation will be effective until notice thereof is received. If an Optionee fails to designate a beneficiary or if the beneficiary predeceases the Optionee, the Optionee shall be deemed not to have a beneficiary for purposes of this Agreement.

         (f) No Shareholder Rights. The Optionee shall have no rights as a shareholder of the Corporation, and shall not be deemed to be a shareholder of the Corporation for any purpose, as a result of the options granted to the Optionee under this Agreement, until the earliest of the following dates: (i) the date that the Corporation receives payment in full of the Exercise Price for shares of Timber Group Stock because an option has been exercised in accordance with this Agreement; or (ii) the date that shares of Timber Group Stock have been issued or transferred to the Optionee following the exercise of an option in accordance with this Agreement. The Optionee shall not be entitled to any dividends or other rights for which the record date is prior to the date of such issuance, transfer, or receipt.

         (g) Not an Employment Contract. This Agreement shall not be deemed to limit or restrict the right of the Corporation to terminate the Optionee's employment at any time, for any reason, with or without Cause, or to limit or restrict the right of the Optionee to terminate his employment with the Corporation at any time.

         (h) Corporate Restructuring/Capital Readjustments. Nothing in this Agreement shall abridge the rights or powers of the Corporation or its stockholders reserved to them in Section 9(a) of the Plan, and in the event of any extraordinary transaction with respect to or affecting Timber Group Stock, adjustments to the number of options granted in this Agreement may be made in accordance with the provisions of Section 9(b) of the Plan.

         (i) Amendment or Termination. This Agreement may be amended or terminated at any time by the mutual agreement and written consent of the Optionee and the Plan Administrator, but only to the extent permitted under the Plan.

         (j) Not Considered Incentive Stock Options. The options granted under this Agreement do not constitute and shall not be construed to constitute "incentive stock options" with the meaning of section 422 of the Code.

         (k) Governing Instrument. This Agreement is subject to all terms and conditions of the Plan and shall at all times be interpreted in a manner that is consistent with the intent, purposes, and specific language of the Plan.

         (l) Severability. If any provision of this Agreement should be held illegal or invalid for any reason by the Plan Administrator or court of applicable jurisdiction, such determination shall not affect the other provisions of this Agreement, and it shall be construed as if such provision had never been included herein.

         (m) Headings/Gender. Headings in this Agreement are for convenience only and shall not be construed to be part of this Agreement. Any reference to the masculine, feminine or neuter gender shall be a reference to other genders as appropriate.

         (n) Governing Law. This Agreement shall be construed, and its provisions enforced and administered, in accordance with the laws of the State of Georgia and, where applicable, federal law.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers under its corporate seal, and the Optionee has executed this Agreement, as of the day and year first above written.

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                                         GEORGIA-PACIFIC CORPORATION

                                         By: /s/ A.D.CORRELL
                                            ------------------------------
                                            A. D. Correll
                                            Chairman, Chief Executive Officer
                                                and President

ATTEST:


/s/ KENNETH F. KHOURY
--------------------------------
Kenneth F. Khoury
Secretary


                                    OPTIONEE


        NOTE: PLEASE COMPLETE THE ATTACHED ACKNOWLEDGMENT OF RECEIPT AND
                BENEFICIARY DESIGNATION FORM AND RETURN THEM TO:

                               FIRST CHICAGO TRUST
                        GEORGIA-PACIFIC STOCK OPTION PLAN
                           "PERSONAL AND CONFIDENTIAL"
                                 P. O. BOX 2585
                           JERSEY CITY, NJ 07302-2585

           ACKNOWLEDGMENT OF RECEIPT AND BENEFICIARY DESIGNATION FORM

         Under the terms of the Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan ("1997 Timber Group LTIP"), you have the right to designate a beneficiary to exercise certain rights that may arise under those grants in the event of your death. IF YOU DO NOT DESIGNATE A BENEFICIARY IN WRITING, THESE RIGHTS WILL PASS TO YOUR ESTATE UPON YOUR DEATH. In order to allow you to decide affirmatively which outcome you desire and, in the event you prefer to designate a beneficiary or beneficiaries other than your estate, to name that beneficiary or those beneficiaries, the Corporation has provided this form, which you may use to designate in writing the beneficiary(ies) you desire. Of course, you may revoke and change your beneficiary designations at any time by notifying First Chicago Trust in writing at the address indicated below.

         PLEASE TAKE TIME TO FILL OUT THIS FORM AND RETURN IT TO FIRST CHICAGO TRUST AT THE FOLLOWING ADDRESS: FIRST CHICAGO TRUST, GEORGIA-PACIFIC STOCK OPTION PLAN, "PERSONAL AND CONFIDENTIAL", P. O. BOX 2585, JERSEY CITY, NJ 07302-2585. BENEFICIARY DESIGNATIONS OR MODIFICATIONS OF BENEFICIARY DESIGNATIONS SENT TO ANY OTHER ADDRESS WILL NOT BE EFFECTIVE UNTIL ACTUALLY RECEIVED BY FIRST CHICAGO TRUST. THE CORPORATION HAS NO RESPONSIBILITY FOR BENEFICIARY DESIGNATION FORMS WHICH ARE NOT SUBMITTED AS INDICATED ABOVE.

NOTE: You may designate multiple beneficiaries, in which case those living at the time of your death will equally share the rights accorded to a beneficiary for the particular grant(s) in question.

[ ] I designate my estate as my beneficiary under my 2000 grant under the 1997
    Timber Group LTIP.

[ ] I designate the following person(s) as my beneficiary(ies) under my 2000 grant under the 1997 Timber Group LTIP:

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       NAME            ADDRESS       RELATIONSHIP TO YOU    SOCIAL SECURITY
                                                               NUMBER (IF
                                                                 KNOWN)
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I ACKNOWLEDGE RECEIPT OF THE EXECUTED OPTION AGREEMENT EVIDENCING MY JANUARY 21,
2000, STOCK OPTION GRANT UNDER THE GEORGIA-PACIFIC CORPORATION/TIMBER GROUP 1997 LONG-TERM INCENTIVE PLAN AND CONFIRM THAT THE BENEFICIARY(IES) DESIGNATED ABOVE HAVE BEEN SELECTED BY ME IN FREE EXERCISE OF MY OWN DISCRETION.

Signature:____________________________

Printed Name:________________________

Date:________________________________